Exhibit 99.417

Optimization Models in California's Restructured Markets Paul Gribik Perot Systems Corporation paul.gribik@ps.net

Topics California Markets Coordination of Day-Ahead Energy and Transmission Markets Ancillary Service Markets

California Market Structure California has a mix of several interrelated markets: Markets are defined by the commodities traded Energy Transmission Ancillary Services (Reserves and Regulation) Markets are defined by time-frame of the trade Day-ahead Hour-ahead Real-time

Energy Markets Structure allows multiple forward energy markets. Bilateral Markets Marketers develop their own trading and pricing rules. Schedule supplies and demands with the Independent System Operator (ISO) through Scheduling Coordinators (SCs). California Power Exchange (PX -- a particular SC) Day-ahead and hour-ahead auctions. A single real-time energy market run by ISO. Producers and consumers can select the energy markets in which they wish to trade.

Transmission Markets ISO runs day-ahead and hour-ahead transmission markets via Congestion Management (CM) process. PX and other SCs bid for transmission access. ISO also auctions transmission over longer terms Firm Transmission Rights (FTRs) are financial rights to collect congestion revenues. FTRs have physical tie-breaker rights. FTRs auctioned yearly by ISO FTRs can be traded freely in multiple secondary markets.

Ancillary Service Markets ISO specifies ancillary service (A/S) requirements. ISO runs day-ahead and hour-ahead markets: Suppliers can bid to sell reserves or regulation capacity. SCs can purchase their requirements. SCs can also self-provide their A/S requirements.

Optimization & Market Interactions The separate markets interact. SCs buy the transmission required for their energy transactions. Generation capacity can supply energy or A/S capacity. Several markets based on optimization models. ISO transmission markets. PX energy markets. ISO A/S markets. Coordination of the markets depends upon modeling the interactions between markets in the optimization processes.

Topics California Markets Coordination of Day-Ahead Energy and Transmission Markets Ancillary Service Markets

PX Day-Ahead Energy Market PX day-ahead energy market uses optimization. Minimize cost of supplies minus value of demands scheduled in each hour. Schedule at intersection of supply and demand curves. Price Quantity Demand Curve Supply Curve P* Q*

PX Day-Ahead Energy Market PX runs energy auctions in each hour of the day: Parties bid to sell energy Seller G1PX: (650 MWh @ $40/MWh) Seller G2PX: (700 MWh @ $50/MWh) Parties bid to buy energy Buyer D1PX: (100 MWh @ $80/MWh) Buyer D2PX: (600 MWh @ $70/MWh) Auction in one hour is independent of auctions in the other hours of the day. Inter-temporal constraints not modeled.

PX Energy Markets 0 0 80 0 40 80 100 40 80 100 40 70 650 40 70 650 50 70 700 50 70 700 50 0 1350 50 0 1350 90 0 1400 90 0 Supply & Demand curves intersect at (700 MWh, $50/MWh): G1PX schedules 650 MWh. G2PX schedules 50 MWh. D1PX schedules 100 MWh. D2PX schedules 600 MWh. If there is no congestion, ISO will accept these schedules. What if there is transmission congestion?

ISO Day-Ahead Transmission Market SCs bid for the transmission required for their energy schedules in each hour of the day. ISO allocates transmission capacity to SCs to maximize the value of the available transmission. ISO does not run a forward energy market. ISO does not arrange trades between SCs beyond those that the SCs arrange themselves. CM process does not model inter-temporal constraints. CM process in one hour is independent of CM process in other hours of the day.

Coordinating Energy and Transmission SCs develop preferred energy schedules. Schedules as if transmission were not a problem. SCs develop adjustment bids. In PX, for example, supplies indicate how much more they would want to sell if price rises and how much less they would want to sell if price falls. Demands do the same. ISO uses adjustment bids to determine the value of transmission to a SC. Cost to a SC of adjusting its schedule to alleviate congestion.

Transmission Optimization Model Objective: Minimize total cost over all SCs. Cost of supplies scheduled less value of demands scheduled in the hour as measured by adjustment bids submitted by SCs. Controls: Supplies and demands of all SCs in the hour. Constraints: DC power flow model. Path flows within limits. Each resource scheduled within range bid. Each SC's total supply equals its total demand.

Transmission and Energy Markets A B G1PX = 650 MWh G2PX= 50 MWh D1PX = 100 MWh D2PX = 600 MWh G3SC2 = 700 MWh D3SC2 = 100 MWh D4SC2 = 600 MWh PX Schedule Coordinator 2 1100 MWh Flow Limit Actual Flow 1150 MWh Scheduled Flow: 550 MWh Scheduled Flow: 600 MWh - PX submits its Initial Preferred Schedule to ISO. - SC2 also submits its Initial Preferred Schedule to ISO. - The combined schedules violate the transmission constraint between A and B.

Adjustment Bids A B 0 £ G1PX £ 650 @ $40/MWh 0 £ G2PX £ 700 @ $50/MWh 0 £ D1PX £ 100 @ $80/MWh 0 £ D2PX £ 600 @ $70/MWh 0 £ G3SC2 £ 800 @ $45/MWh 0 £ D3SC2 £ 100 @ $90/MWh 0 £ D4SC2 £ 600 @ $60/MWh PX Schedule Coordinator 2 1100 MWh Flow Limit - PX can serve D2PX using either G1PX or G2PX . Difference in cost is $10/MWh. This is the value of transmission to PX. - SC2 can serve D4SC2 using G3SC2 or curtail D4SC2 . Difference in cost is $15/MWh. This is the value of transmission to SC2.

Adjustment Bids



PX
MC_A^PX = $40/MWh
MC_B^PX = $50/MWh
G_1^PX = 600 @ $40/MWh
D_1^PX = 100 @ $80/MWh
Scheduled Flow: 500 MWh
G_2^PX = 100 @ $50/MWh
D_2^PX = 600 @ $70/MWh
Actual Flow 1100 MWh
A
B
1100 MWh Flow Limit
Transmission Charge = $10/MWh
G_3^SC2 = 700 @ $45/MWh
D_3^SC2 = 100 @ $90/MWh
Scheduled Flow: 600 MWh
D_4^SC2 = 600 @ $60/MWh
MC_A^SC2 = $45/MWh
MC_B^SC2 = $55/MWh
Schedule Coordinator 2

ISO first allocates transmission to SC2 since it values it the most:
Value to PX is $10/MWh. Value to SC2 is $15/MWh.
ISO prices transmission at value to the marginal user (the PX in this case).

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Locational Marginal Costs for PX If D1PX were to increase by 1 MWh: PX would increase G1PX by 1 MWh. Cost of energy from G1PX is $40/MWh. PX's marginal cost at location A is $40/MWh. If D2PX were to increase 1 MWh: PX would increase G2PX by 1 MWh. Cost of energy from G2PX is $50/MWh. PX's marginal cost at location B is $50/MWh. PX's marginal value for transmission is $10/MWh.

Locational Marginal Costs for SC2 If D3SC2 were to increase by 1 MWh: SC2 would increase G3SC2 by 1 MWh. Cost of energy from G3SC2 is $45/MWh. SC2's marginal cost at location A is $45/MWh. If D4SC2 were to increase by 1 MWh: ISO would take 1 MW of transmission from PX and allocate it to SC2. SC2 would increase G3SC2 by 1 MWh (Cost increase of $45/MWh). PX would decrease G1PX by 1 MWh (Cost decrease of $40/MWh). PX would increase G2PX by 1 MWh (Cost increase of $50/MWh). SC2's marginal cost at location B is $55/MWh ($45/MWh-$40/MWh+$50/MWh). SC2's marginal value for transmission is $10/MWh. Transmission cost is the same for the PX and SC2.

PX Payments and Charges PX Locational MC at A is $40/MWh: PX payment to G1PX = 600 MWh $40/MWh = $24,000. PX charge to D1PX = 100 MWh $40/MWh = $4,000. PX Locational MC at B is $50/MWh: PX payment to G2PX = 100 MWh $50/MWh = $5,000. PX charge to D2PX = 600 MWh $50/MWh = $30,000. ISO Transmission Congestion Cost is $10/MWh: PX payment to ISO = 500 MWh $10/MWh = $5,000. Sum of PX's payments = $34,000. Sum of PX's charges = $34,000.

Results ISO clears its day-ahead transmission market: ISO allocates congested transmission to the SCs that place the highest value on the capacity. ISO does not run a forward energy market. The ISO does not arrange energy trades between SCs. The SCs arrange their own voluntary trades. Each SC's day-ahead energy market is "cleared." SC's scheduled supplies equal its scheduled demands. Cost of SC's supplies minus value of SC's demands is minimized given the transmission capacity ISO allocates to SC.

Results SCs able to use locational marginal cost pricing. Locational marginal costs depend upon the SC. ISO uses marginal cost pricing for transmission. Congestion charges depend upon the difference between a SC's locational marginal costs. Difference between marginal costs at two locations does not depend upon the SC. Congestion price for moving energy from one location to another is independent of the SC.

Results Markets that use the resulting marginal costs to set energy prices are revenue neutral. For example, PX payments to suppliers plus PX congestion payments to ISO equal PX charges to demands. Total of ISO's congestion charges to SCs is equal to ISO's payments to transmission owners.

Inter-temporal Effects CM does not model inter-temporal effects. Does not model ramping constraints. SCs risk final schedules that are not physically feasible. Does not capture inter-temporal effects on marginal costs Could extend the optimization model to include inter-temporal effects in CM.

Transmission Model Including Time Objective: Minimize total cost over all SCs and all hours of day. Controls: Supplies and demands of all SCs in each hour. Constraints: DC power flow model in each hour. Path flows within limits in each hour. Each resource scheduled within range bid in each hour. Each SC's supply equals its demand in each hour. Change in each resource's schedule from one hour to next within ramping limits for the resource.

Topics California Markets Coordination of Day-Ahead Energy and Transmission Markets Ancillary Service Markets

ISO Ancillary Service (A/S) Auctions Five Ancillary Services in California structure: Regulation Down. Regulation Up. Spinning Reserves. Nonspinning Reserves. Replacement Reserves. ISO sets requirement for each Ancillary Service. SCs can self-provide A/S capacity. ISO determines amount of self-provided A/S that it can use. ISO runs auctions to acquire remaining A/S capacity.

Bids for Ancillary Services A MW of capacity from a single resource may be bid to provide several Ancillary Services. Restricted by capability of resource. A given MW can only be selected to provide one Ancillary Service. A MW of capacity may bid to provide Spinning Reserves or Replacement Reserves. The same MW cannot be selected to provide both Spinning Reserves and Replacement Reserves.

Bids for Ancillary Services Bid from a resource to supply Ancillary Services. Capacity for Regulation Down Capacity for Regulation Up Total capacity for Reg Up and Spinning Reserves Total capacity for Reg Up, Spin, and Nonspin Reserves Total capacity for Reg Up, Spin, Nonspin, and Replacement reserves. Two part price bid for each Ancillary Service: Capacity Price ($/MW) and Energy Price ($/MWh). ISO uses capacity price in selecting resources to provide A/S. ISO uses energy price in dispatching capacity in real-time.

Ancillary Service Optimization Models Sequential Auctions Ancillary Services treated one at a time. Old ISO auction method. Rational Buyer A/S treated simultaneously with product substitution. New ISO auction method. Simultaneous Auctions A/S treated simultaneously with product substitution. Optimization model differs from Rational Buyer.

Sequential Auctions Approach Separate auctions for each Ancillary Service. Ignoring Regulation Down since it does not interact with other A/S, A/S auctions run in following order: 1) Reg Up, 2) Spinning Reserves, 3) Nonspinning Reserves, 4) Replacement Reserves. Select bids to minimize cost in an auction. Capacity selected in one auction is removed from subsequent auctions. "Market Clearing Price" (MCP) set in each auction independently. MCPj for Ancillary Service j set by price of highest priced bid selected in auction for Ancillary Service j.

Sequential Auctions Approach Treat A/S from Reg Up through Replacement. For the jth Ancillary Service in order:

Example with 2 Ancillary Services

Spinning Reserve Auction First Spinning Reserve bids stacked from low price to high price. MCP for Spin set by highest priced bid selected. Unit B sets MPC for Spin to $1.10/MW.

Replacement Reserve Auction Next Capacity selected for Spin removed from Replacement Bids. Remaining Replacement bids stacked from low to high price. MCP for Replacement set by highest priced bid selected. Unit D sets MPC for Replacement to $90/MW.

Lower Cost Solution Possible A lower cost solution can be found if tradeoffs of using bids for different A/S are considered. 35 MW of capacity from Unit A could be held out of Spin auction.

Problems with Sequential Auctions May not find most cost-effective set of resources to meet overall Ancillary Service requirements. Cannot evaluate the tradeoffs involved in using capacity to provide one Ancillary Service vs. another. Increases costs to consumers and providers. May send incorrect economic signals regarding the value of different Ancillary Services.

Rational Buyer Approach ISO may buy "higher quality" A/S to substitute for lower quality A/S. Nonspinning reserves can be used for Replacement. Spinning can be used for Nonspinning or Replacement. Regulation Up can be used for Spinning, Nonspinning or Replacement Reserves. Substitution allowed if it lowers total payment by ISO. Rational Buyer Price (RBP) for an A/S is the price of the highest priced bid ISO accepts for that A/S.

Rational Buyer Auctions Treat A/S from Reg Up through Replacement.

Rational Buyer Approach Search over all sets of prices that the RBPs could potentially take {RBPj| for all A/S j}. RBPj for Ancillary Service j must be a price in a bid to supply Ancillary Service j. For a particular set of RBPs, buy capacity from each bid with price £ RBP (with adjustments of quantities at RBP). ISO must satisfy each requirement by Ancillary Service of the same or higher quality as the requirement. Select RBPs to minimize ISO's total A/S payments. Combinatorial search problem. Time to solve could grow exponentially with size.

Example with 2 Ancillary Services

Example with 2 Ancillary Services Least cost procurement achieved when RBPs are set at: RBPSpin = $1.10/MW and RBPRepl = $2.50/MW ISO pays a total of $346 for both A/S: ISO pays $121 for 110 MW of Spin. ISO pays $225 for 90 MW of Replacement.

Not Revenue Neutral Payments to suppliers may be greater or less than charges to buyers. In example: ISO pays suppliers a total of $346 for both A/S: ISO pays $121 for 110 MW of Spin. ISO pays $225 for 90 MW of Replacement. ISO charges demands a total of $405 for both A/S: ISO charges $82.50 for 75 MW of Spin requirement. ISO charges $312.50 for 125 MW of Replacement requirement. ISO may need uplift or downlift. In example, ISO has downlift of $59 that it refunds to SCs. Demand and supply see different pricing signals.

RBP may not be Marginal Cost Increase ISO requirement for Spin by 1 MW. ISO can substitute 1 MW less of Spin for Replacement. Payments by ISO to providers of Ancillary Services increases $2.50. Costs (as measured by bids) of providing A/S increases by $2.50. Marginal CostSpin = $2.50/MW 1 RBPSpin .

Signals from Rational Buyer Rational Buyer may send garbled price signals. RBPj set by Rational Buyer may not be marginal cost of providing Ancillary Service j. Participants will respond to pricing signals. Could change prices in bids for different A/S. Could change quantities in bids for different A/S. How they respond may induce instability. RBPs may become unstable. Auction results may become unstable.

RBP may not be Stable ISO sends a signal about the bids it received. No capacity was bid to both Spin and Replacement with a price between $1.10/MW and $2.50/MW. Rational Buyer could possibly use such bids to displace the $2.50/MW Replacement bids it accepted. Participants can respond by altering bids. In next day's auction or during congestion iteration. Can alter Spin bid to bid both Spin and Replacement at below $2.50/MW. If enough capacity responds to price signal by changing bid prices, RBP for Spin will change.

RBP may not be Stable Suppose that Unit A changes its bid price to $2.49/MW during the congestion iteration in response to price signal.

RBP may not be Stable RBPSpin = $2.49/MW and RBPRepl = $2.50/MW. ISO pays a total of $498.90 for both A/S. RBPSpin could be made arbitrarily close to $2.50/MW. ISO purchases of A/S capacity remains the same.

Auction Results may not be Stable Suppose that Unit A removed its bid to provide Spinning Reserves to try to sell Replacement at the higher RBP.

Auction Results may not be Stable RBPSpin = $90/MW and RBPRepl = $2.50/MW. ISO pays a total of $7,062.50. RBP prices would now cause Unit A to want to change back.

Simultaneous Auctions Approach Possible to improve coordination in the optimization process. Minimize total cost of A/S (as measured by bids). Linear Programming problem. Not combinatorial. ISO may buy "higher quality" Ancillary Services to substitute for lower quality Ancillary Services. Market Clearing Price for Ancillary Service j (MCPj) set to marginal cost of meeting the requirement for Ancillary Service j.

Simultaneous Auctions Approach Treat A/S from Reg Up through Replacement. MCPj = d(Total Cost)/d(Requirementj)

Example with 2 Ancillary Services

Example with 2 Ancillary Services Least cost procurement: MCPSpin = $2.50/MW and MCPRepl = $2.50/MW ISO pays a total of $500 for both A/S.

Revenue Neutrality Payments to suppliers equal charges to demand. In example: ISO pays suppliers a total of $500 for both A/S: ISO charges demands a total of $500 for both A/S: $187.50 for 75 MW of Spin. $312.50 for 125 MW of Replacement. ISO does not need uplift or downlift. Demand and supply see the same pricing signals.

Signals from Simultaneous Auctions Simultaneous Auctions send clear price signals. MCPj for A/S j is the marginal cost (as measured by the bids) of meeting the requirement for A/S j. Absent market power, a participant cannot unilaterally adjust its bids to increase its profit. Suppose a participant bids its opportunity cost of providing A/S capacity. At the MCPs, each participant's schedule maximizes its profits -- Participant's Schedule (MCP - Opp. Cost). Stable results.

Coordination of A/S and Transmission At present, A/S cannot compete with energy to schedule transmission. CM process allocates transmission to energy only. If a path is congested after CM, ISO breaks A/S market into regional markets. Allowing A/S to compete with energy for transmission capacity would improve efficiency. SCs must be able to bid for transmission capacity for A/S in ISO's congestion market. SCs must be able to schedule A/S on their FTRs.

Simple Combined Example NP15 SP15 0 £ G1 £ 500 @ $30/MWh FlowNP15->SP15 £ 200 MW D1 = 200 MWh 0 £ G2 £ 500 @ $31/MWh D2 = 300 MWh Energy 0 £ AS1 £ 100 @ $1/MW ASD1 = 20 MW ASD2 = 30 MW A/S 0 £ AS2 £ 100 @ $5/MW Minimize cost of energy and A/S simultaneously. Keep transmission within limits. Use bid costs in minimization.

Combined Solution NP15 SP15 G1 = 370 @ $30/MWh FlowNP15->SP15 = 200 MW Usage Charge = $1/MW D1 = 200 MWh G2 = 130 @ $31/MWh D2 = 300 MWh Energy AS1 = 50 @ $1/MW ASD1 = 20 MW ASD2 = 30 MW A/S AS2 = 0 @ $5/MW MCNP15 = $30 MCSP15 = $31 MCNP15 = $1 MCSP15 = $2 Set price for energy and A/S at each location at marginal cost. Compatible with Simultaneous Auctions for Ancillary Services. Rational Buyer pricing problematical.

Extending Rational Buyer to Combined A/S Transmission Market In single region: Based on A/S bids, assume 10 possible RBPs per A/S. 104 possible price combinations to evaluate. Assume 10-6 sec. to evaluation one combination. Running Rational Buyer would take 0.01 second. In two regions connected by a congested path: Based on A/S bids, 10 possible RBPs per A/S per region. Based on adj. bids, assume 10 possible usage charges. 104 104 10 = 109 possible price combinations. Running Rational Buyer would take > 16 min. With three regions, evaluation time > 3 years.

Conclusion ISO congestion management optimization process provides for coordination of separate energy markets with the transmission market. Rational Buyer A/S process is an improvement over Sequential Auctions however it provides for imperfect coordination among the A/S markets. Optimization processes could be modified to improve coordination of separate energy, A/S and transmission markets. Optimization processes could be modified to improve inter-temporal coordination.